UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2020
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
155 East 44th Street, Suite 900
New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INTL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
The following information is furnished under Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 27, 2020, the Company issued a press release regarding the acquisition of GAIN Capital Holdings, Inc. (“GAIN”) on certain terms and conditions. A copy of the press release is furnished with this report as Exhibit 99.1.
An Investor Presentation with additional information to be reviewed during today’s conference call is furnished with this report as Exhibit 99.2.
Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are identified by words such as “may,” “should,” “expects,” “anticipates,” “assumes,” “can,” “will,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “plans.”  These forward-looking statements include, among other things, statements relating to the expected results of the merger with GAIN, including any anticipated cost or capital synergies associated therewith, operating efficiencies and results, growth, client and stockholder benefits, accretion, financial benefits or returns, key assumptions, the expected timing of the closing of the merger, integration costs and transaction costs, expected timing and use of proceeds of any financing, our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements, including, among others, (i) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement, (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain GAIN stockholder approval and regulatory approvals, (iii) the announcement and pendency of the merger may disrupt our or GAIN’s business operations, (iv) anticipated benefits of the merger, including the realization of revenue, accretion, financial benefits or returns and other cost and capital synergies may not be fully realized or may take longer to realize than expected, (v) adverse changes in economic, political and market conditions, such as price levels and volatility in the commodities, securities and foreign exchange markets in which we and GAIN operate, (vi) losses from our market-making and trading activities arising from counter-party failures and changes in market conditions, (vii) the possible loss of key personnel or GAIN key personnel, (viii) the impact of increasing competition, (ix) the impact of changes in government regulation, (x) the possibility of liabilities arising from violations of federal and state securities laws, (xi) the impact of changes in technology in the securities and commodities trading industries and (xii) other risks and uncertainties. You should read cautionary statements made as being applicable to all related forward-looking statements wherever they appear in this press release. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they were made.  Except as expressly required under federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we do not have any obligation, and do not undertake, to update any forward-looking statements to reflect events or circumstances arising after the date of this press release, whether as a result of new information, future events or otherwise.  All forward-looking statements attributable to us are expressly qualified by these cautionary statements.
Additional Information and Where to Find It
This press release may be deemed solicitation material in respect of the proposed acquisition of GAIN by INTL FCStone. In connection with the proposed merger, GAIN will file with the SEC and furnish to GAIN’s stockholders a proxy statement and other relevant documents. This press release does not constitute a solicitation of any vote or approval. Stockholders of GAIN are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement will be available free of charge through GAIN’s website at www.ir.gaincapital.com as soon as reasonably practicable after it is electronically filed with the SEC.
The directors, executive officers and certain other members of management and employees of each of GAIN and INTL FCStone may be deemed “participants” in the solicitation of proxies from stockholders of GAIN in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of GAIN in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about GAIN’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with GAIN’s 2019 Annual Meeting of Shareholders, filed with the SEC on April 30, 2019.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press release dated February 27, 2020.
Exhibit 99.2 Investor Presentation

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
February 27, 2020	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer